T. Rowe Price Group, Inc. February 8, 2024 Earnings Release Supplement Q4 2023 A copy of this presentation, which includes additional information, is available at investors.troweprice.com. Data as of December 31, 2023, unless otherwise noted. All figures are USD, unless otherwise noted.

2T. R OW E P R IC E _P;KRlVX!Oj9!U6I This presentation, and other statements that T. Rowe Price may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to T. Rowe Price’s future financial or business performance, strategies, or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” and similar expressions. Forward-looking statements in this presentation may include, without limitation, information concerning future results of our operations, revenues, expenses, earnings, liquidity, cash flows and capital expenditures, industry or market conditions, amount or composition of assets under management, regulatory developments, changes in our effective fee rate, demand for and pricing of our products, new products and services, future transactions, our strategic initiatives, general economic conditions, dividends, stock repurchases, and other aspects of our business. T. Rowe Price cautions that forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance. Forward-looking statements speak only as of the date they are made, and T. Rowe Price assumes no duty to and does not undertake to update forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our most recent Form 10-K filed with the Securities and Exchange Commission. Forward-Looking Statement

3T. R OW E P R IC E _P;KRlVX!Oj9!U6I Key Metric Q4 2022 Q3 2023 Q4 2023 2022 2023 AUM AND FLOWS Net Flows ($17.1B) ($17.4B) ($28.3B) ($61.7B) ($81.8B) Assets Under Management (AUM)1 $1.27T $1.35T $1.45T $1.27T $1.45T Average AUM $1.28T $1.39T $1.37T $1.40T $1.36T Effective Fee Rate 42.3bps 41.7bps 42.2bps 42.7bps 42.2bps GAAP BASIS Net Revenues $1,524.2M $1,670.7M $1,642.0M $6,488.4M $6,460.5M Operating Expenses $1,271.1M $1,089.4M $1,254.8M $4,114.7M $4,474.3M Diluted GAAP Earnings per Share (EPS) $1.16 $1.97 $1.90 $6.70 $7.76 NON-GAAP BASIS Adjusted Operating Expenses2 $1,073.2M $1,061.3M $1,150.7M $4,087.8M $4,260.7M Adjusted EPS2 $1.74 $2.17 $1.72 $8.02 $7.59 DIVIDENDS Dividend per share $1.20 $1.22 $1.22 $4.80 $4.88 The financial results presented in this earnings release supplement are unaudited except for 2022 annual figures. 1 Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. 2 For the reconciliation between GAAP and adjusted (non-GAAP) expenses and EPS, see the current earnings release. Q4 and Full Year Financial Highlights

Investment Performance Overview

% of Funds/ Composites	U.S. Mutual Funds Outperforming Morningstar Median[1,2]				U.S. Mutual Funds Outperforming Morningstar Passive Peer Median[1,3]				Composites Outperforming Benchmarks[4]			
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Equity	53%	50%	53%	71%	58%	45%	51%	51%	50%	30%	51%	62%
Fixed Income	63%	58%	50%	62%	59%	53%	58%	57%	55%	35%	48%	73%
Multi-Asset	76%	47%	67%	81%	73%	45%	61%	54%	NA	NA	NA	NA
All Funds	64%	52%	56%	71%	64%	48%	56%	53%	52%	32%	50%	66%

% of AUM	U.S. Mutual Funds Outperforming Morningstar Median[1,2]				U.S. Mutual Funds Outperforming Morningstar Passive Peer Median[1,3]				Composites Outperforming Benchmarks[4]			
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Equity	66%	46%	42%	83%	69%	34%	31%	51%	56%	33%	44%	51%
Fixed Income	68%	69%	66%	76%	60%	68%	68%	63%	56%	31%	44%	52%
Multi-Asset	94%	72%	91%	96%	94%	63%	95%	95%	NA	NA	NA	NA
All Funds	74%	55%	57%	86%	75%	45%	52%	64%	56%	33%	44%	51%

Past performance is not a reliable indicator of future performance.

The investment performance reflects that of the T. Rowe Price-sponsored mutual funds and composites.

[1]Source: © 2024 Morningstar, Inc. All rights reserved. Please see page 22 for more information.

[2]Primary share class only. Excludes T. Rowe Price passive funds and fund categories not ranked by Morningstar.

[3]Primary share class only. Excludes T. Rowe Price passive funds and institutional funds that are a clone of a retail fund. Mutual funds are measured against the most appropriate style benchmark used for portfolio manager evaluation, which may not always be the prospectus benchmark.

[4]Net returns for composites are calculated using the highest applicable separate account fee schedule and compared to official GIPS composite primary benchmark. Excludes money market composites.

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5T. R OW E P R IC E _P;KRlVX!Oj9!U6I $276 $391 $482 $489 $577 $692 $747 $763 $811 $991 $962 $1,207 $1,471 $1,688 $1,275 $1,445 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. OHA’s fee-basis AUM of $46.9B acquired on December 29, 2021, is reflected in 2021 ending AUM. All periods after 2021 reflect the related activity. Other acquisitions of AUM are detailed in our quarterly releases and 10Qs. Distributions, net of reinvestments, are included in the market change figure. 2023 net outflows reflect $2.6B in manager-driven distributions related to our alternative products. U.S. $ billions Assets Under Management En di ng A U M -140.8 +92.3 +60.4 -6.6 +70.1 +127.6 +50.7 +14.7 +50.5 +166.3 -42.0 +231.3 +256.9 +198.9 -351.4 +251.7 +17.1 +22.7 +30.3 +14.1 +17.2 -12.0 +3.7 +1.6 -2.8 +14.0 +13.2 +13.2 +5.6 -28.5 -61.7 -81.8 Market Change ($B) Net Flows ($B)

Assets Under Management and Net Flows

U.S. $ billions

Asset Class

ASSETS UNDER MANAGEMENT



Alts
Multi-Asset
Fixed Income
Equity
$43
$44
$45
$47
$48
$400
$432
$453
$441
$483
$167
$170
$169
$169
$170
$664
$695
$732
$690
$744
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23

Client Type

ASSETS UNDER MANAGEMENT



Inst.
Retail
$706
$746
$772
$752
$810
$569
$596
$627
$595
$635
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23

Geography

ASSETS UNDER MANAGEMENT



APAC, EMEA, Canada
U.S.
$116
$119
$125
$124
$124
$1,159
$1,223
$1,275
$1,223
$1,321
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23

NET FLOWS



Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Alts
Fixed Income
Equity
Multi-Asset

	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23
Equity	($14.3)	($23.5)	($19.5)	($19.7)	($22.7)
FI	(2.0)	0.1	(1.9)	1.0	(6.0)
MA	(0.5)	7.1	1.6	0.4	--
Alts	(0.3)	0.2	(0.2)	0.9	0.4

NET FLOWS



Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Inst.
Retail

	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23
Inst.	($5.2)	($5.4)	($12.2)	($4.0)	($14.4)
Retail	(11.9)	(10.7)	(7.8)	(13.4)	(13.9)

NET FLOWS



Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
U.S.
APAC, EMEA, Canada

	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23
U.S.	($17.3)	($10.7)	($18.9)	($19.6)	($17.8)
APAC, EMEA, Canada	0.2	(5.4)	(1.1)	2.2	(10.5)

Firmwide fee-basis AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. Numbers may not add up due to rounding. Institutional includes defined contribution assets, including those through intermediaries and our full-service recordkeeping business. Retail includes our direct-marketed business and financial intermediaries.

ASSETS UNDER MANAGEMENT

As of December 31, 2023

- Target date retirement AUM of $408B
- U.S. defined contribution AUM of $627B
- Alternative AUM includes private markets ($19B), CLOs ($18B), and liquid strategies ($11B)
- $11.6B in unfunded capital commitments compared to $10.5B at December 31, 2022

NET FLOWS

Q4 2023

- Outflows largely concentrated in US equity strategies
- Alternative flows are net of $1.0B in manager-driven distributions
- Target date retirement inflows of $0.3B in Q4 2023, and $13.1 billion in 2023

Firmwide flows by quarter ($B)

Q4'22	Q1'23	Q2'23	Q3'23	Q4'23
(17.1)	(16.1)	(20.0)	(17.4)	(28.3)

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7T. R OW E P R IC E _P;KRlVX!Oj9!U6I Asset Class Geography In billions Annual Net Flows Fixed Income Multi-Asset Alts Equity ($0.2) $-- ($44.6) ($72.7) ($85.4) FI 3.5 14.1 1.2 4.1 (6.8) MA 9.9 (8.5) 14.9 4.9 9.1 Alts -- -- -- 2.0 1.3 Totals $13.2 $5.6 ($28.5) ($61.7) ($81.8) Equity -100 -80 -60 -40 -20 0 20 40 2019 2020 2021 2022 2023 U.S. $6.2 ($13.9) ($27.7) ($49.7) ($67.0) APAC, EMEA, Canada 7.0 19.5 (0.8) (12.0) (14.8) Totals $13.2 $5.6 ($28.5) ($61.7) ($81.8) 2019 2020 2021 2022 2023 U.S. APAC, EMEA, Canada

8T. R OW E P R IC E _P;KRlVX!Oj9!U6I Quarterly Net Revenues U.S. $ millions  Investment advisory fees represent about 90% of net revenue in the periods presented  Q4 2023 investment advisory revenue was $1,461.2M  CABI, excluding amortization and impairment, was $51M in Q4 2023 compared to $85M in Q4 2022 $117.8 / 7.7% ($28.7) / (1.7)% Q4 2023 compared to Q3 2023 Q4 2022 Investment Advisory Fees CABI CABI (Amortization/Impairment) Admin & Distribution Q4 2023 Q3 2023 Investment Advisory Fees CABI CABI (Amortization/Impairment) Admin & Distribution Q4 2023 $1,670.7 $1,524.2 $1,642.0 ($33.7) $1,642.0 ($40.8) Q4 2023 compared to Q4 2022 Capital allocation-based income (CABI)

Quarterly Adjusted Operating Expenses

U.S. $ millions

Q4 2023 compared to Q4 2022



$77.5 / 7.2%
$1,073.2
$24.9
($18.8)
$5.7
$16.2
$0.3
$22.9
$26.3
$1,150.7
Q4 2022
Comp & Related
CABI Compensation
Distribution & Servicing
Ad/Promo
Product & Recordkeeping
Tech, Occ, & Facility
G&A & Other
Q4 2023

Q4 2023 compared to Q3 2023



$89.4 / 8.4%
$1,061.3
$32.4
($15.3)
$0.8
$23.3
($5.0)
$11.9
$41.3
$1,150.7
Q3 2023
Comp & Related
CABI Compensation
Distribution & Servicing
Ad/Promo
Product & Recordkeeping
Tech, Occ, & Facility
G&A & Other
Q4 2023

For the reconciliation between GAAP and adjusted (non-GAAP) expenses, see the current earnings release.
Capital allocation-based income (CABI) compensation represents the portion of CABI (carried interest) that is passed through as compensation to non-controlling interest holders who are also associates.

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10T. R OW E P R IC E _P;KRlVX!Oj9!U6I Annual Net Revenues and Adjusted Operating Expenses U.S. $ millions ($27.9) / (0.4%) Net Revenues 2022 Equity Fixed Income Multi-Asset Alternatives CABI CABI (Amortization/ Impairment) Admin & Distribution 2023 $6,488.4 $6,460.5 2022 Comp & Related CABI Compensation Distribution & Servicing Ad/Promo Product & Recordkeeping Tech, Occ, & Facility G&A & Other 2023 $172.9 / 4.2% Adjusted Operating Expenses $4,087.8 $4,260.7 Year ended 12/31/2023 12/31/2022 Change (%) Adjusted Operating Expenses $ 4,260.7 $ 4,087.8 4.2% Adjusted CABI Compensation (70.0) (17.6) n/m Adjusted Operating Expenses, ex CABI Compensation $ 4,190.7 $ 4,070.2 3.0% Basis for Operating Expense Guidance U.S. $ millions Investment Advisory Fees ($221.4) For the reconciliation between GAAP and adjusted (non-GAAP) expenses, see the current earnings release. Capital allocation-based income (CABI) compensation represents the portion of CABI (carried interest) that is passed through to certain associates as compensation.

11T. R OW E P R IC E _P;KRlVX!Oj9!U6I 1Operating margin is equal to operating income divided by net revenues; adjusted operating margin is equal to adjusted operating income divided by adjusted net revenues. For the reconciliation between GAAP and adjusted (non-GAAP) operating income and operating margin, see page 17 within these materials. For the reconciliation between GAAP and adjusted (non-GAAP) net income and EPS, see the Q4 2023 and full year 2023 earnings release. Net Income U.S. $ millions, (except EPS) Quarterly Operating Income and Net Income U.S. GAAP Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Net Income $266.0 $421.5 $476.4 $453.2 $437.6 Diluted EPS $1.16 $1.83 $2.06 $1.97 $1.90 Operating Income U.S. GAAP Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Operating Income $253.1 $484.2 $533.5 $581.3 $387.2 Operating Margin1 16.6% 31.5% 33.1% 34.8% 23.6% $399.6 $389.4 $466.5 $499.5 $394.7 $1.74 $1.69 $2.02 $2.17 $1.72 $0 $1 $1 $2 $2 $3 $3 $4 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $509.1 $528.0 $596.6 $635.9 $502.7 32.2% 34.1% 36.8% 37.5% 30.4% 0% 10% 20% 30% 40% 50% 60% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Adjusted Operating Income Adjusted Operating Margin1 Adjusted Net Income Adjusted EPS

12T. R OW E P R IC E _P;KRlVX!Oj9!U6I $1,975.6 $2,276.8 $2,995.3 $1,864.8 $1,750.1 $8.07 $9.58 $12.75 $8.02 $7.59 0% 200% 400% 600% 800% 1000% 1200% 1400% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2019 2020 2021 2022 2023 1Operating margin is equal to operating income divided by net revenues; adjusted operating margin is equal to adjusted operating income divided by adjusted net revenues. For the reconciliation between GAAP and adjusted (non-GAAP) operating income and operating margin, see page 17 within these materials. For the reconciliation between GAAP and adjusted (non-GAAP) net income and EPS, see the Q4 2023 and full year 2023 earnings release and/or prior 10Ks filed with the SEC. Net Income U.S. $ millions, (except EPS) Annual Operating Income and Net Income Operating Income $2,474.9 $2,873.9 $3,837.1 $2,500.5 $2,263.2 44.0% 46.2% 50.0% 38.0% 34.7% 0% 10% 20% 30% 40% 50% 60% 70% 80% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2019 2020 2021 2022 2023 Adjusted Operating Income Adjusted Operating Margin1 Adjusted Net Income Adjusted EPS U.S. GAAP 2019 2020 2021 2022 2023 Operating Income $2,387.0 $2,745.7 $3,710 $2,373.7 $1,986.2 Operating Margin1 42.5% 44.2% 48.4% 36.6% 30.7% U.S. GAAP 2019 2020 2021 2022 2023 Net Income $2,131.3 $2,372.7 $3,082.9 $1,557.9 $1,788.7 Diluted EPS $8.70 $9.98 $13.12 $6.70 $7.76

13T. R OW E P R IC E _P;KRlVX!Oj9!U6I Capital Returned to Stockholders Cash and Investments1 281 1,122 3,234 103 254 2,246 700 Q4 2023 2023 2021-2023 1Cash and investments includes cash and investments in T. Rowe Price products. This display does not include the non-controllable interest of certain seed investments, which we normally consolidate due to our ownership. U.S. $ millions Capital Management Dividends Share Repurchases Special Dividend $384 $1,376 $6,180* Data through 12/31/23 Q4 2022 Q3 2023 Q4 2023 Cash and Cash Equivalents $1,755.6 $2,578.7 $2,066.6 Discretionary Investments 449.7 486.3 463.7 Cash and Discretionary Investments $2,205.3 $3,065.0 $2,530.3 Redeemable Seed Capital $1,120.3 $1,167.4 $1,370.9 Investments Used to Hedge the Supplemental Savings Plan Liability $760.7 $783.9 $894.6 *Returned 93% of adjusted net income over last 3-years

Quarterly Capital Allocation-Based Income (carried interest)

U.S. $ millions, unless otherwise noted

Investments in Affiliated Private Investment Funds—Carried Interest



CABI $40.2
$578.2
$51.1
($10.9)
($98.5)
$519.9
Q3 2023
Change in accrued carried interest
Acquisition-related amortization
Net distributions
Q4 2023

Non-controlling Interests (NCI) in Consolidated Entities



CABI Comp $10.6
$221.5
$15.2
($4.6)
($40.1)
$192.0
Q3 2023
Change in accrued carried interest compensation
Acquisition-related amortization
Net distributions
Q4 2023

At the end of each reporting period, accrued carried interest reflects what would be due from each investment fund as if the fair value of the underlying investments were realized as of such date. The change in accrued carried interest reflects amounts that are (1) realized and distributed by the fund, (2) market-related adjustments that are recognized as capital allocation-based income in the income statement, and (3) acquisition-related amortization. The change in accrued carried interest will fluctuate quarter to quarter.

Approximately $7M of the 40%-50% of accrued carried interest recognized in compensation expense was not allocated to non-controlling interest holders and therefore not categorized as accrued carried interest-related compensation.

- As of 12/31/2023, about $18B of alternative fee-basis assets under management are eligible to earn carried interest
- In general, 50%-60% of accrued carried interest is expected to be retained in operating income with the remainder recognized as compensation expense
- Absolute performance of the following indices are an indicator of changes in accrued carried interest

Q4 2023 returns

ICE Bank of America U.S. High Yield Index:	7.1%
Credit Suisse Leveraged Loan Index:	2.9%

Past performance is not a reliable indicator of future performance.

Sources: ICE Data Indices, LLC, and CREDIT SUISSE GROUP AG and/or its affiliates

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Annual Capital Allocation-Based Income (carried interest)

U.S. $ millions, unless otherwise noted

Investments in Affiliated Private Investment Funds—Carried Interest



CABI $161.9
$223.2
($61.3)
$467.8
($109.8)
$519.9
2022
Change in accrued carried interest
Acquisition-related amortization
Net distributions
2023

Non-controlling Interests (NCI) in Consolidated Entities



CABI Comp $44.6
$70.0
($25.4)
$190.7
($43.3)
$192.0
2022
Change in accrued carried interest compensation
Acquisition-related amortization
Net distributions
2023

At the end of each reporting period, accrued carried interest reflects what would be due from each investment fund as if the fair value of the underlying investments were realized as of such date
The change in accrued carried interest reflects amounts that are (1) realized and distributed by the fund, (2) market-related adjustments that are recognized as capital allocation-based income in the income statement, and (3) acquisition-related amortization. The change in accrued carried interest will fluctuate quarter to quarter.
Approximately $23M of the 40%-50% of accrued carried interest recognized in compensation expense was not allocated to non-controlling interest holders and therefore not categorized as accrued carried interest-related compensation.

- As of 12/31/2023, about $18B of alternative fee-basis assets under management are eligible to earn carried interest
- In general, 50%-60% of accrued carried interest is expected to be retained in operating income with the remainder recognized as compensation expense.
- Absolute performance of the following indices are an indicator of changes in accrued carried interest

2023 returns	
ICE Bank of America U.S. High Yield Index:	13.5%
Credit Suisse Leveraged Loan Index:	13.0%

Past performance is not a reliable indicator of future performance.
Sources: ICE Data Indices, LLC, and CREDIT SUISSE GROUP AG and/or its affiliates.

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Non-GAAP Reconciliation

Non-GAAP Net Revenues and Operating Income Reconciliation

U.S. $ millions

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2019	2020	2021	2022	2023
	Last Five Quarters									
Net Revenues, GAAP Basis	$1,524.2	$1,537.6	$1,610.2	$1,670.7	$1,642.0	$5,617.9	$6,206.7	$7,671.9	$6,488.4	$6,460.5
Non-GAAP Adjustments[1]:										
Consolidated Investment Products	(0.2)	0.6	0.3	0.7	0.5	6.8	9.9	5.5	1.9	2.1
Investment and NCI Amortization and Impairments	58.3	12.3	12.3	25.8	10.9	0.0	0.0	0.0	98.0	61.3
Net Revenues, Non-GAAP Basis	$1,582.3	$1,550.5	$1,622.8	$1,697.2	$1,653.4	$5,624.7	$6,216.6	$7,677.4	$6,588.3	$6,523.9
Operating Income, GAAP Basis	$253.1	$484.2	$533.5	$581.3	$387.2	$2,387.0	$2,745.7	$3,710.0	$2,373.7	$1,986.2
Non-GAAP Adjustments[1]:										
Acquisition-Related Adjustments	217.2	(2.2)	26.2	67.4	51.3	0.0	0.0	31.9	250.9	142.7
Consolidated Investment Products	1.9	3.5	3.9	1.4	2.3	14.7	16.4	12.2	8.2	11.1
Supplemental Savings Plan Liability	36.9	42.5	33.0	(14.2)	61.9	73.2	111.8	83.0	(132.3)	123.2
Operating Income, Non-GAAP Basis	$509.1	$528.0	$596.6	$635.9	$502.7	$2,474.9	$2,873.9	$3,837.1	$2,500.5	$2,263.2
Operating Margin, GAAP Basis[2]	16.6%	31.5%	33.1%	34.8%	23.6%	42.5%	44.2%	48.4%	36.6%	30.7%
Operating Margin, as Adjusted[2]	32.2%	34.1%	36.8%	37.5%	30.4%	44.0%	46.2%	50.0%	38.0%	34.7%

[1]For a description of the non-GAAP adjustments, see the related earnings releases and/or prior 10Q or 10Ks filed with the SEC.
[2]Operating margin is equal to operating income divided by net revenues.

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Appendix

19T. R OW E P R IC E _P;KRlVX!Oj9!U6I Assets Under Management – by Account Type U.S. $ billions Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. 1 There is approximately ~$5B in defined benefit plan-related assets under management reflected in “Other Retirement Accounts’ that we provide full-service recordkeeping services to. 2021 2022 2023 U.S. Defined Contribution – Investment only $533.0 $410.2 $486.2 U.S. Retirement Plan Sponsors - Full-service recordkeeping1 162.4 132.4 141.2 Total U.S. Defined Contribution AUM 695.4 542.6 627.4 Other Retirement Accounts1 406.5 304.3 341.4 Total Retirement AUM 1,101.9 846.9 968.8 Other Accounts 585.9 427.8 475.7 Total AUM at December 31st $1,687.8 $1,274.7 $1,444.5 Full-service recordkeeping and plan administration services provided to:  $245 billion in assets under administration as of December 31, 2023  Over 8,000 U.S. retirement plans  Over 2.3 million plan participants

20T. R OW E P R IC E _P;KRlVX!Oj9!U6I Alternatives - Fee-basis AUM and Unfunded Commitments U.S. $ billions Fee-Basis AUM Private Markets CLOs Liquid Total At December 31, 2022 $16.9 $16.5 $10.0 $43.4 Net Capital Deployments1 2.4 1.4 0.1 3.9 Manager-driven Distributions (2.6) - - (2.6) Net Flows, as Reported (0.2) 1.4 0.1 1.3 Market Appreciation 1.8 0.1 1.3 3.2 At December 31, 2023 $18.5 $18.0 $11.4 $47.9 Unfunded Commitments Total At December 31, 2022 $10.5 New Capital Raised 4.7 Capital Deployed (3.7) Net Recallable Distributions 0.1 At December 31, 2023 $11.6 1Net Capital Deployments represents the total of capital deployments and new client subscriptions, net of client redemptions.

21T. R OW E P R IC E _P;KRlVX!Oj9!U6I ETF AUM and Flows Assets Under Advisement (AUA) $0.2 $0.6 $0.8 $2.5 $0.1 $0.4 $0.4 $1.4 2020 2021 2022 2023 Assets under advisement represent non-discretionary advisory services offered through model delivery and multi-asset solutions for providers to implement. Certain providers implement the model using T. Rowe Price proprietary products, which would be included in our reported assets under management. In billions ETFs and Assets under Advisement Flows AUM 2020 2021 2022 2023 $2.8 $8.2 $8.0 Multi-Asset Solutions Managed Accounts – model delivery $11.6 About 50% of AUA in each of the last 3 years is related to our managed account – model delivery offering

22T. R OW E P R IC E _P;KRlVX!Oj9!U6I Investment performance overview (slide 4) 1 Source: © 2024 Morningstar, Inc. All rights reserved. The information contained herein: 1) is proprietary to Morningstar and/or its content providers; 2) may not be copied or distributed; and 3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. 2 Source: Morningstar. Primary share class only. Based on NAV returns. Excludes money market mutual funds, funds with an operating history of less than one year, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of other funds. The top chart reflects the percentage of T. Rowe Price funds with 1-year, 3-year, 5-year, and 10-year track record that outperformed the Morningstar category median. The bottom chart reflects the percentage of T. Rowe Price funds AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $323B for 1 year, $323B for 3 years, $323B for 5 years, and $320B for 10 years. 3 Passive Peer Median was created by T. Rowe Price using data from Morningstar. Primary share class only. Based on NAV returns. Excludes money market mutual funds, funds with an operating history of less than one year, funds with fewer than three peers, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of other funds. This analysis compares T. Rowe Price active funds with the applicable universe of passive/index open-end funds and ETFs of peer firms. The top chart reflects the percentage of T. Rowe Price funds with 1-year, 3-year, 5-year, and 10-year track record that outperformed the passive peer universe. The bottom chart reflects the percentage of T. Rowe Price funds AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $307B for 1 year, $272B for 3 years, $271B for 5 years, and $263B for 10 years. 4 Composite net returns are calculated using the highest applicable separate account fee schedule. Excludes money market composites. All composites compared to official GIPS composite primary benchmark. The top chart reflects the percentage of T. Rowe Price composites with 1-year, 3-year, 5-year, and 10-year track record that outperformed their benchmarks. The bottom chart reflects the percentage of T. Rowe Price composite AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $1,280B for 1 year, $1,264B for 3 years, $1,255B for 5 years, and $1,222B for 10 years. Capital Allocation Based Income (slide 14 & 15) © 2024 CREDIT SUISSE GROUP AG and/or its affiliates. All rights reserved. ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD-PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND T. ROWE PRICE OR ANY OF ITS PRODUCTS OR SERVICES. Additional Information

23T. R OW E P R IC E _P;KRlVX!Oj9!U6I The following entities may be referenced in the earnings supplement or the earnings call:  TRPA – T. Rowe Price Associates, Inc.  TRPIM – T. Rowe Price Investment Management, Inc. This material, including any statements, information, data and content contained within it and any materials, information, images, links, graphics or recordings provided in conjunction with this material are being furnished by T. Rowe Price for general informational purposes only. Under no circumstances should the material, in whole or part, be copied or distributed without consent from T. Rowe Price. The views contained herein are as of the date of the presentation. The information and data obtained from third-party sources which is contained in the report were obtained from the sources deemed reliable; however, its accuracy and completeness is not guaranteed. The products and services discussed in this presentation are available via subsidiaries of T. Rowe Price Group as authorized in countries throughout the world. The products and services are not available to all investors or in all countries. Visit troweprice.com to learn more about the products and services available in your country and the T. Rowe Price Group subsidiary which is authorized to provide them. The material is not intended for use by persons in jurisdictions that prohibit or restrict the distribution of the material and in certain countries the material is provided upon specific request. © 2024 T. Rowe Price. All Rights Reserved. T. ROWE PRICE, INVEST WITH CONFIDENCE, and the Bighorn Sheep design are, collectively and/or apart, trademarks of T. Rowe Price Group, Inc. Important Information